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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 2002


                                    L90, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                 000-28893           95-4761069
------------------------------      ------------      ------------------
(State or other jurisdiction        (Commission       (IRS Employer
of incorporation or organization)   File Number)      Identification No.)

4499 Glencoe Avenue
Marina del Rey, California                            90292
------------------------------------------      ------------------
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (310) 751-0200



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Item 5.           Other Events.

            Press Releases

            On March 11, 2002, the Registrant issued the press release attached hereto as Exhibit 99.1, which press release is incorporated by reference herein.

            On March 12, 2002, the Registrant issued the press release attached hereto as Exhibit 99.2, which press release is incorporated by reference herein.



Exhibits
--------

Document Description                                   Exhibit No.
--------------------                                   -----------

Registrant's Press Release dated March 11, 2002           99.1

Registrant's Press Release dated March 12, 2002           99.2


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 12, 2002                      L90, INC.
                                    a Delaware corporation


                                    By:   /s/ Peter Huie
                                       ---------------------------------
                                    Peter Huie, General Counsel, Vice
                                    President, Secretary



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                                EXHIBIT INDEX

Document Description                                       Exhibit No.
--------------------                                       -----------

Registrant's Press Release dated March 11, 2002               99.1

Registrant's Press Release dated March 12, 2002               99.2

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